KAYE GROUP INC                      EXHIBIT 11
                          Earnings Per Share Calculation             Page 1 of 4
                  For the Three Months Ended September 30, 1999

Shares outstanding at 12/31/98                                      8,474,435 (A)

Less: Net purchase of Treasury Stock (1/1 - 9/30/99)                  (15,307)

Plus: Shares issued on award of Restricted Stock                        4,617

Plus: Shares issued on exercise of options                              6,900

                                                                    ---------
Balance @ 9/30/99                                                   8,470,645 (B)

Balance @ 6/30/99                                                   8,449,890 (C)

                                                                   ----------
Weighted average                                                    8,460,268 [(B)+(C)] /2
                                                                   ==========


                                                                    Three months
                                                                        ended
                                                                    Sept.30,1999
                                                                   --------------
Net Income                                                         $1,723,000 (1)

I.   Average Shares:                                                8,460,268 (2)

II.  Basic EPS                                                         0.2037 (1)/(2)
                                                                    =========

III. Diluted EPS

         Weighted Average Shares                                    8,460,268 (2)
         Dilution                                                     194,841 (3)
                                                                    ---------
                                                                    8,655,109 (4)
                                                                    =========


         Diluted EPS                                                   0.1991 (1)/(4)
                                                                    =========

                                 KAYE GROUP INC                       EXHIBIT 11
                   Earnings Per Share Calculation                    Page 2 of 4
                  For the Three Months Ended September 30,1999

IV. Outstanding at September 30, 1999

                                                                                                  Weighted
                                           Units             Price/Share       Proceeds            Average         Proceeds
                                          -------            -----------      ----------           -------        ----------
 A.  Options (8/17/93)                     75,750            $  10.000        $  757,500
     Options (1/24/94                       5,000               10.910            54,550
     Options (2/3/94)                         500               11.630             5,815
     Options (9/13/95)                     15,000                7.880           118,200            15,000           118,200
     Options (10/25/95)                    40,200                8.430           338,886
     Options (5/15/96)                     10,000                7.060            70,600            10,000            70,600
     Options (12/27/96)                    15,000                5.000            75,000            15,000            75,000
     Options (2/1/97)                      35,000                5.000           175,000            35,000           175,000
     Options (2/25/97)                    171,350                5.060           867,031           173,350           877,151
     Options (4/15/97)                    200,000                5.000         1,000,000           200,000         1,000,000
     Options (7/1/97)                      10,000                4.970            49,700            10,000            49,700
     Options (10/31/97)                    15,000                8.030           120,450            15,000           120,450
     Options (12/31/97)                     5,000                6.640            33,200             5,000            33,200
     Options (07/01/98)                    10,000                6.700            67,000            10,000            67,000
     Options (10/30/98)                    20,000                6.170           123,400            20,000           123,400
     Options (12/10/98)                    24,500                6.600           161,700            24,500           161,700
     Options (2/19/99)                        800                7.410             5,928               800             5,928
     Options (2/24/99)                     40,000                7.380           295,200            40,000           295,200
                                          -------                              ---------        ----------        ----------
                                          693,100                             $4,319,160           573,650(5)      3,172,529
                                          =======                             ==========        ==========        ==========

     Dilutive Shares                      573,650(5)                           3,172,529(6)
                                          =======                             ==========

V.  Average market value/share

                                                              Average           Close on
                                                               Close            last day
                                                              --------          --------
                    January                                     7.081
                    February                                    7.352
                    March                                       7.500              7.125
                                                              -------
                                     Hash total 3 mths         21.933
                                                              =======


                    April                                       7.058
                    May                                         7.235
                    June                                        7.547              7.500
                                                              -------
                                     Hash total 3 mths         21.840
                                                              =======


                    July                                        8.131
                    August                                      8.642
                    September                                   8.352              8.500
                                                              -------
                                     Hash total 3 mths         25.125
                                                              =======

                                                              /     3
                                                              -------
              Average price per share Three mths                8.375
                                                              =======


VII. Diluted

                                                  Three Months
                                                  ------------

     Total Proceeds from exercise                 $3,172,529(6)
     Divided by average price                          8.375

     Repurchase shares of                            378,809

     Shares issued (options)                         573,650(5)
                                                  ----------
     Dilution - Shares                           (3) 194,841
                                                  ==========

                              KAYE GROUP INC                       EXHIBIT 11
                      Earnings Per Share Calculation              Page 3 of 4
                For the Nine Months Ended September 30,1999


Shares outstanding at 12/31/98                                      8,474,435 (A)

Less: Net purchase of Treasury Stock (1/1 - 9/30/99)                  (15,307)

PLUS:Shares issued on award of Restricted Stocks                        4,617

PLUS:Shares issued on exercise of options                               6,900

                                                                   ----------
Balance @ 9/30/99                                                   8,470,645 (B)

Balance @ 6/30/99                                                   8,449,890 (C)

Balance @ 3/31/99                                                   8,446,435 (D)
                                                                   ----------
Weighted average                                                    8,460,351[(A)+(B)+(C)+D]/4
                                                                   ==========


                                                                    Nine months
                                                                       ended
                                                                   Sept.30,1999
                                                                   ------------
Net Income                                                         $5,205,000 (1)


I.   Average Shares:                                                8,460,351 (2)


II.  Basic EPS                                                         0.6152 (1)/(2)
                                                                   ==========

III. Diluted EPS

       Weighted Average Shares                                      6,460,351 (2)
       Dilution                                                       161,083 (3)
                                                                   ----------
                                                                    6,621,434 (4)
                                                                   ==========


Diluted EPS                                                            0.7861 (1)/(4)
                                                                   ==========

                                KAYE GROUP INC                       EXHIBIT 1
                       Earnings Per Share Calculation Page               4 of 4
                  For the Nine Months Ended September 30, 1999



IV. Outstanding at September 30, 1999

                                                                                                  Weighted
                                                Units            Price/Share     Proceeds          Average         Proceeds
                                               -------           -----------    ----------        ---------       ---------
      A.  Options (8/17/93)                     75,750            $ 10.000    $  757,500
          Options (1/24/94                       5,000              10.910        54,550
          Options (2/3/94)                         500              11.630         5,815
          Options (9/13/95)                     15,000               7.880       118,200
          Options (10/25/95)                    40,200               8.430       338,886
          Options (5/15/96)                     10,000               7.060        70,600           10,000           70,600
          Options (12/27/96)                    15,000               5.000        75,000           15,000           75,000
          Options (2/1/97)                      35,000               5.000       175,000           35,000          175,000
          Options (2/25/97)                    171,350               5.060       867,031          175,350          887,271
          Options (4/15/97)                    200,000               5.000     1,000,000          200,000        1,000,000
          Options (7/1/97)                      10,000               4.970        49,700           10,000           49,700
          Options (10/31/97)                    15,000               8.030       120,450
          Options (12/31/97)                     5,000               6.640        33,200            5,000           33,200
          Options (07/01/98)                    10,000               6.700        67,000           10,000           67,000
          Options (10/30/98)                    20,000               6.170       123,400           20,000          123,400
          Options (12/10/98)                    24,500               6.600       161,700           24,500          161,700
          Options (2/19/99)                        800               7.410         5,928              800            5,928
          Options (2/24/99)                     40,000               7.380       295,200           40,000          295,200
                                               =======                        ----------       ----------       ----------
                                               693,100                        $4,319,160          545,650(5)     2,943,999
                                               =======                        ==========       ==========       ==========

          Dilutive Shares                      545,650(5)                      2,943,999(6)
                                               =======                        ==========

V. Average market value/share

                                                                         Average            Close on
                                                                          Close             last day
                                                                         --------           -------
                   January                                                 7.081
                   February                                                7.352
                   March                                                   7.500             7.125
                                                                         -------
                                     Hash total 3 mths                    21.933
                                                                         =======

                   April                                                   7.058
                   May                                                     7.235
                   June                                                    7.547             7.500
                                                                         -------
                                     Hash total 3 mths                    21.840
                                                                         =======

                   July                                                    8.131
                   August                                                  8.642
                   September                                               8.352             8.500
                                                                         -------
                                     Hash total 3 mths                    25.125
                                                                         =======

                                                                         -------
                                     Hash total 9 mths                    68.898
                                                                         =======
                                                                         /     9
                                                                         -------
                           Average price per share Nine mths               7.655
                                                                         =======


VII. Diluted

                                           Nine Months
                                          --------------

     Total Proceeds from exercise         $ 2,943,999(6)
     Divided by average price                   7.655

     Repurchase shares of                     384,567

     Shares issued (options)                  545,650(5)
                                          -----------
     Dilution - Shares                 (3)    161,083
                                          ===========